Exhibit 10.23

WRITTEN CONSENT IN LIEU OF A MEETING

OF THE BOARD OF DIRECTORS OF

INPATIENT CONSULTANTS MANAGEMENT, INC

a Delaware Corporation

JANUARY 31, 2007

The undersigned, constituting the entire Board of Directors (“the Board”) of InPatient Consultants Management, Inc., a Delaware corporation (the “Company”), deeming it advisable that the following resolutions be adopted, hereby unanimously consent in writing, pursuant to the provisions of Section 141(f) of the Delaware General Corporation Law, to the adoption of the following resolutions and agree that such resolutions shall have the same force and effect as if they were approved and adopted at a duly constituted meeting of the Board:

Amendment to 2002 Equity Participation Plan

WHEREAS, the Board has reviewed a form of Amendment to the Company’s 2002 Equity Participation Plan (the “Plan”) that reflects an increase in the number of shares of the Company’s common stock which may be issued under the Plan to Three Million Four Hundred Thousand (3,400,000), as more particularly set forth in the Amendment to the Plan attached hereto as Exhibit A: and

WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to adopt the Amendment to the Plan.

NOW THEREFORE, BE IT HEREBY RESOLVED, that the Amendment to the Plan be, and it hereby is, approved and adopted in the form attached hereto as Exhibit A and shall be submitted to the stockholders of the Company for approval.

General Authorization

RESOLVED FURTHER, that all acts and things heretofore done by the Board or any of the Officers, on or prior to the date of the adoption of the foregoing resolutions, in connection with the actions contemplated by such resolutions be, and each of them hereby are, in all respects, ratified, confirmed, approved and adopted as acts on behalf of the Company.

(Signature Page to Follow)

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the above date, thereby agreeing that the foregoing recitals and resolutions shall be of the same force and effect as if regularly adopted at a meeting of the Board held upon due notice.

DIRECTORS

/s/ Adam Singer
Adam Singer, M.D.

/s/ Mark Brooks
Mark Brooks

/s/ Robin Bellas
Robin Bellas

/s/ Richard Blume
Richard Blume

/s/ Barry Smith
Barry Smith

/s/ Tom Smith
Tom Smith

/s/ Jeff Taylor
Jeff Taylor

/s/ Chuck Timpe
Chuck Timpe

/s/ Wayne Lowell
Wayne Lowell

EXHIBIT A

AMENDMENT TO 2002 EQUITY PARTICIPATION PLAN

The second sentence of Section 2.1( a) shall be amended to read as follows:

“The aggregate number of such shares which may be issued upon exercise of any Option or other right to acquire shares of Common Stock under any other Award under the Plan shall not exceed Three Million Four Hundred Thousand (3,400,000) shares.”